BLACKROCK LIQUIDITY FUNDS

TempCash

TempFund

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

MuniCash

New York Money Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 27, 2022 to the Prospectuses of the Funds, each dated February 28, 2022, as supplemented to date

Effectively immediately:

The section of the Administration Shares, Capital Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Institutional Shares, Premier Shares and Private Client Shares Prospectuses of each Fund, as applicable, entitled “Account Information—Additional Purchase and Redemption Information” is amended by deleting the third paragraph in its entirety and replacing it with the following:

If the Board, including a majority of the non-interested Trustees, determines either that (1) a Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, or (2) in the case of a Government Fund, such Government Fund’s calculated NAV per share has deviated from $1.00 or such deviation is likely to occur; then the Board, subject to certain conditions, may in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. A Fund, prior to suspending redemptions, will notify the SEC of its decision to liquidate and suspend redemptions. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

The section of the Cabrera Capital Markets Shares Prospectus of TempFund and BlackRock Liquid Federal Trust Fund entitled “Account Information—Additional Purchase and Redemption Information” is amended by deleting the third paragraph in its entirety and replacing it with the following:

If the Board, including a majority of the non-interested Trustees, determines either that (1) a Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, or (2) in the case of the Government Fund, the Government Fund’s calculated NAV per share has deviated from $1.00 or such deviation is likely to occur; then the Board, subject to certain conditions, may in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. A Fund, prior to suspending redemptions, will notify the SEC of its decision to liquidate and suspend redemptions. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

The section of the Bancroft Capital Shares and Penserra Shares Prospectuses of BlackRock Liquid Federal Trust Fund entitled “Account Information—Additional Purchase and Redemption Information” is amended by deleting the third paragraph in its entirety and replacing it with the following:

If the Board, including a majority of the non-interested Trustees, determines either that (1) the Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, or (2) the Fund’s calculated NAV per share has deviated from $1.00 or such deviation is likely to occur; then the Board, subject to certain conditions, may in the case of the Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. The Fund, prior to suspending redemptions, will notify the SEC of its decision to liquidate and suspend redemptions. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

The section of the Mischler Financial Group Shares Prospectus of FedFund and BlackRock Liquid Federal Trust Fund and the section of the Select Shares Prospectus of FedFund, T-Fund and Treasury Trust Fund entitled “Account Information—Additional Purchase and Redemption Information” is amended by deleting the third paragraph in its entirety and replacing it with the following:

If the Board, including a majority of the non-interested Trustees, determines either that (1) a Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, or (2) a Fund’s calculated NAV per share has deviated from $1.00 or such deviation is likely to occur; then the Board, subject to certain conditions, may in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. A Fund, prior to suspending redemptions, will notify the SEC of its decision to liquidate and suspend redemptions. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

Shareholders should retain this Supplement for future reference.

PRO-LIQ9-0422SUP

2